                                                                EXHIBIT 10.8(IV)


                              AMENDMENT NUMBER 13
                              -------------------

                                    to the
                                    ------

                      QUOTA SHARE RETROCESSION AGREEMENT
                                    between
         THE CONTINENTAL INSURANCE COMPANY, (one of the CNA Insurance
                                  Companies)
                                      and
                           USF RE INSURANCE COMPANY
                     (hereinafter referred to as "USF RE")


The Quota Share Retrocession Agreement ("Agreement") between The Continental Insurance Company and USF RE INSURANCE COMPANY, dated May 21, 1986, as amended to date, is hereby further amended, as follows:

For all business first written or renewed on or after January 1, 1 999, USF RE desires to assign all of its rights and obligations under this Agreement with respect to the medical stop-loss insurance business to SEABOARD LIFE INSURANCE COMPANY (USA) ("SLIC") and with respect to the Provider Excess Reimbursement business to VASA NORTH ATLANTIC INSURANCE COMPANY, ("VNAIC") effective January 1,1999.

USF RE desires to retain all of its rights and obligations under this Agreement with respect to medical stop-loss and Provider Excess Reimbursement business written or renewed with an effective date on or prior to December 31, 1998.

Retrocedent is agreeable to the assignment by USF RE and the substitution of SLIC and VNAIC for business written or renewed on or after January 1,1999. Therefore, Retrocedent, USF RE and SLlC and VNAIC agree as follows:

1. SLIC shall assume all of the rights, liabilities and obligations of USF RE under the Agreement for new and renewal medical stop-loss business written on or after 12:01 a.m., EST, January 1,1999 and shall be substituted for USF RE as Retrocessionaire on such business,

2. VNAIC shall assume all of the rights, liabilities and obligations of USF RE under the Agreement for new and renewal Provider Excess Reimbursement business written on or after 12:01 a.m., EST, January 1, 1999 and shall be substituted for USF RE as Retrocessionaire on such business.

3. USF RE's participation as Retrocessionaire in this Agreement shall be terminated on a run-off basis effective Midnight, PST, December 31,1998 for both medical stop-loss and Provider Excess Reimbursement business in force as of that date. For purposes of this Agreement, the term run-off basis shall be defined to mean that USF RE shall retain all of the rights, liabilities and obligations under the Agreement for new and renewal medical stop-loss and Provider Excess Reimbursement business with an effective date of December 31, 1998 or prior. Specifically, USF RE shall be entitled to all premium payments and shall remain liable for all losses attributable to such business until the extinction of all liabilities under the medical stop-loss and Provider Excess Reimbursement policies.

IN WITNESS WHEREOF, this Amendment has been executed in Chicago, IL, this 18/th/ day of February, 1999.



                                        THE CONTINENTAL INSURANCE COMPANY

                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           -------------------------------------
                                        Title:   SVP
                                              ----------------------------------

and in Costa Mesa, California, this 18th day of FEBRUARY, 1999.


                                        USF RE INSURANCE COMPANY

                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           -------------------------------------
                                        Title:  President


                                        SEABOARD LIFE INSURANCE COMPANY (USA)

                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           -------------------------------------
                                        Title: Senior President


                                        VASA NORTH ATLANTIC INSURANCE COMPANY


                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                            ------------------------------------
                                        Title: Senior President

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